UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2009

Sun American Bancorp
(Exact name of registrant as specified in its charter)

Delaware	0-22911	65-032364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9293 Glades Road, Boca Raton, Florida	33434
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   561-544-1908

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 13, 2009 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Amended Balance Sheet date.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated February 13, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun American Bancorp (Registrant)
February 13, 2009 (Date)	/s/ ROBERT NICHOLS Robert Nichols Chief Financial Officer

Exhibit Index
99.1	Press release dated February 13, 2009